[LOGO OF LINCOLN FINANCIAL GROUP]









                                                                Lincoln National
                                                         Money Market Fund, Inc.
                                                                   Annual Report
                                                               December 31, 2000

Lincoln National Money Market Fund, Inc.

Index

    Commentary

    Statement of Net Assets

    Statement of Operations

    Statements of Changes in Net Assets

    Financial Highlights

    Notes to Financial Statements

    Report of Ernst & Young LLP, Independent Auditors

Lincoln National Money Market Fund, Inc.

Managed by: [LOGO OF LINCOLN FINANCIAL GROUP]

The Fund had a return of 6.1% for the year ended December 31, 2000, while its benchmark, the Salomon Smith Barney 90 day T-Bill Index*, returned 6.0% for the same period.

The Federal Reserve raised the overnight bank lending rate six times between June 1999 and May of 2000 in an effort to slow down the economy and keep inflation in check. The central bank's target for overnight bank lending was 6.5%, 1.75% greater than in June of 1999. Throughout the second half of the year, reports began to show that the higher short-term rates were beginning to have the desired effect. In August, consumer prices fell 0.1%, the first decline in 14 years, Labor Department figures showed. During the fourth quarter, there were signs of slowing in manufacturing, consumer spending, and home building. However, higher oil and natural gas prices in addition to low unemployment led the Fed to maintain the Fed Funds Rate at 6.5%.

The Fed maintained a steady rate policy with an inflation caution bias from May until November of this year but changed its bias to weakness at its December meeting. A revised government report released in late November showed the U.S. economy expanding at the slowest pace in four years. Short-term rates on commercial paper and other money market investments began dropping in December as the market began to anticipate the Fed reducing the Fed Funds Rate at its next meeting on January 31st.


Jil Schoeff Lindholm



Results represent past performance and should not be considered representative of future results.
Source of comparison data: Federal Reserve statistical release



* Salomon Smith Barney 90 Day T-Bill Index - Measures the return on short term securities. An investor cannot invest directly in the above index/indexes, which is/are unmanaged.

                              Money Market Fund 1

Lincoln National
Money Market Fund, Inc.

Statement of Net Assets
December 31, 2000

Investments:
                                               Par                  Market
Money Market Instruments:                      Amount               Value
-------------------------------------------------------------------------------
Banking, Finance, & Insurance: 71.2%
-------------------------------------------------------------------------------
AIG Funding Inc
6.64%, 3/13/01                                 $5,000,000           $ 5,000,000
American Express Centurion Series BKN1
6.698%, 5/9/01                                  8,000,000             8,000,000
American Honda Finance
6.50%, 6/22/01                                 10,000,000            10,000,000
Bank One NA Chicago Illinois
6.63%, 2/1/01                                  10,000,000             9,999,676
Equitable Life Loan Participation Note
6.5862%, 3/20/01                               10,000,000            10,000,000
First Union National Bank Series BKNT
6.6987%, 5/18/01                               10,000,000            10,000,000
General Electric Capital
6.6267%, 1/18/01                                2,000,000             1,993,767
6.6279%, 1/19/01                                1,600,000             1,594,720
6.6316%, 1/22/01                                1,500,000             1,494,225
Goldman Sachs Group
6.5199%, 2/15/01                                3,500,000             3,471,475
6.5655%, 1/11/01                                8,500,000             8,484,535
Lone Star Funding
6.75%, 1/17/01                                  1,500,000             1,495,500
6.75%, 1/23/01                                  1,500,000             1,493,812
Lone Star Funding LLC
6.6847%, 1/17/01                                9,000,000             8,973,360
Mercantile Safe Deposit and Trust
6.65%, 10/25/01                                10,000,000            10,000,000
Merrill Lynch & Company
6.98%, 8/7/01                                  10,000,000             9,998,805
Metlife Funding
6.56%, 1/16/01                                  9,319,000             9,293,528
M&I Bank Milwaukee Wisconsin
6.32%, 12/14/01                                10,000,000            10,000,000
Moat Funding
6.1999%, 1/18/01                               11,000,000            10,965,613
Morgan Guaranty Trust Company
6.80%, 4/16/01                                 10,000,000             9,999,895
Suntrust Banks Incorporated
6.5699%, 1/12/01                                7,800,000             7,784,342
UBS Finance (DE)
6.5046%, 1/2/01                                 8,800,000             8,798,411
Verizon Global Funding
6.5499%, 2/2/01                                 4,100,000             4,076,129
6.55%, 1/30/01                                  4,700,000             4,675,201
6.58%, 1/18/01                                  1,400,000             1,395,650
Wells Fargo and Company
6.29%, 4/4/01                                  11,500,000            11,313,135
-------------------------------------------------------------------------------
                                                                    180,301,779
Consumer Products: 6.2%
-------------------------------------------------------------------------------
Clorox
6.49%, 2/5/01                                   4,110,000             4,084,067
Philip Morris
6.52%, 2/9/01                                   1,500,000             1,489,405
6.965%, 12/4/01                                10,000,000            10,000,000
-------------------------------------------------------------------------------
                                                                     15,573,472
Energy: 8.5%
-------------------------------------------------------------------------------
Halliburton
6.4799%, 3/15/01                               10,500,000            10,362,030
Olympic Pipe Line (Equilon)
6.62%, 3/12/01                                 11,250,000            11,250,000
-------------------------------------------------------------------------------
                                                                     21,612,030

                                               Par                  Market
                                               Amount               Value
-------------------------------------------------------------------------------
Metal & Mining: 3.9%
-------------------------------------------------------------------------------
Alcoa
6.50%, 1/25/01                                $10,000,000           $ 9,956,667
-------------------------------------------------------------------------------

Telecommunications: 7.9%
-------------------------------------------------------------------------------
Alltel
6.5599%, 1/19/01                               10,000,000             9,967,200
AT&T
6.610%, 6/14/01                                 2,000,000             1,999,642
6.819%, 7/13/01                                 8,000,000             8,000,000
-------------------------------------------------------------------------------
                                                                     19,966,842
Total Money Market Instruments: 97.7%
(Cost $247,410,790)                                                 247,410,790
-------------------------------------------------------------------------------
Other Assets over Liabilities: 2.3%                                   5,686,647
-------------------------------------------------------------------------------

Net Assets: 100.0%
(Equivalent to $10.000 per share
based on 25,309,744 shares issued
and outstanding)                                                   $253,097,437
-------------------------------------------------------------------------------
Components of Net Assets at December 31, 2000:
Common Stock, par value $.01 per share,
50,000,000 authorized shares                                       $    253,097
-------------------------------------------------------------------------------
Paid in capital in excess of par value
 of shares issued                                                   252,844,340
-------------------------------------------------------------------------------
Total Net Assets                                                   $253,097,437
-------------------------------------------------------------------------------

See accompanying notes to financial statements.

                              Money Market Fund 2

Lincoln National Money Market Fund, Inc.

Statement of Operations

Year ended December 31, 2000

Investment income:
 Interest                                        $ 13,828,052
----------------------------------------------------------------
  Total investment income                          13,828,052
----------------------------------------------------------------

Expenses:
 Management fees                                    1,012,883
----------------------------------------------------------------
 Accounting fees                                      108,164
----------------------------------------------------------------
 Printing and postage                                  61,358
----------------------------------------------------------------
 Professional fees                                     21,030
----------------------------------------------------------------
 Custody fees                                          19,132
----------------------------------------------------------------
 Directors fees                                         4,200
----------------------------------------------------------------
 Other                                                 21,479
----------------------------------------------------------------
                                                    1,248,246
----------------------------------------------------------------
 Less expenses paid indirectly                        (11,666)
----------------------------------------------------------------
  Total expenses                                    1,236,580
----------------------------------------------------------------
Net investment income                              12,591,472
----------------------------------------------------------------

 Net realized gain on investment transactions:
  Net realized gain on:
   Investment transactions                              3,231
----------------------------------------------------------------
   Net realized gain on investment transaction          3,231
----------------------------------------------------------------
   Net increase in net assets
   resulting from operations                     $ 12,594,703
----------------------------------------------------------------


Statements of Changes in Net Assets

                                            Year ended       Year ended
                                            12/31/00         12/31/99
                                            -------------------------------
Changes from operations:
 Net investment income                      $  12,591,472    $   8,394,763
---------------------------------------------------------------------------
 Net realized gain on investments                   3,231              814
---------------------------------------------------------------------------
Net increase in net assets
resulting from operations                      12,594,703        8,395,577
---------------------------------------------------------------------------
Distributions to shareholders from:
Net investment income                         (12,594,703)      (8,395,577)
---------------------------------------------------------------------------
  Total distributions to shareholders         (12,594,703)      (8,395,577)
---------------------------------------------------------------------------
Net increase in net assets
resulting from capital share transactions      18,421,424       97,614,208
---------------------------------------------------------------------------
  Total increase in net assets                 18,421,424       97,614,208
---------------------------------------------------------------------------
Net Assets, at beginning of year              234,676,013      137,061,805
---------------------------------------------------------------------------
Net Assets, at end of year                  $ 253,097,437    $ 234,676,013
---------------------------------------------------------------------------

See accompanying notes to financial statements.

                              Money Market Fund 3

Lincoln National Money Market Fund, Inc.

Financial Highlights
(Selected data for each capital share outstanding throughout each year)

                                             Year ended December 31,
                                             2000        1999        1998        1997        1996
                                             -----------------------------------------------------------
Net asset value, beginning of year           $    10.000 $    10.000 $    10.000 $    10.000 $    10.000

Income from investment operations:
   Net investment income                           0.590       0.468       0.497       0.501       0.505
                                             -----------------------------------------------------------
   Total from investment operations                0.590       0.468       0.497       0.501       0.505
                                             -----------------------------------------------------------

Less dividends and distributions:
   Dividends from net investment income           (0.590)     (0.468)     (0.497)     (0.501)     (0.505)
                                             -----------------------------------------------------------
Total dividends and distributions                 (0.590)     (0.468)     (0.497)     (0.501)     (0.505)
                                             -----------------------------------------------------------
Net asset value, end of year                 $    10.000 $    10.000 $    10.000 $    10.000 $    10.000
                                             -----------------------------------------------------------

Total Return                                       6.07%       4.70%       5.10%       5.13%       5.07%

Ratios and supplemental data:
   Ratio of expenses to average net assets         0.58%       0.59%       0.58%       0.59%       0.57%
   Ratio of net investment income
       to average net assets                       5.91%       4.68%       4.97%       5.01%       5.07%
   Net assets, end of year (000 omitted)       $253,097    $234,676    $137,062     $89,227     $90,358

See accompanying notes to financial statements.

                              Money Market Fund 4

Lincoln National Money Market Fund, Inc.

Notes to Financial Statements

December 31, 2000

The Fund: Lincoln National Money Market Fund, Inc. (the "Fund") is registered as an open-end, diversified management company under the Investment Company Act of 1940, as amended. The Fund's shares are sold only to The Lincoln National Life Insurance Company and Lincoln Life & Annuity Company of New York (the "Companies") for allocation to their variable annuity products and variable universal life products.

The Fund's investment objective is to maximize current income consistent with the preservation of capital. The Fund invests in short-term obligations issued by U.S. corporations, the U.S. Government, and federally chartered banks and U.S. branches of foreign banks.

1. Significant Accounting Policies

Security Valuation: Securities are valued at amortized cost, which approximates market value.

Investment Transactions and Investment Income: Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis and includes amortization of any premium and discount. Realized gains or losses from investment transactions are reported on an identified cost basis.

Expenses: The custodian bank of the Fund has agreed to waive its custodial fees when the Fund maintains a prescribed amount of cash on deposit in certain non-interest bearing accounts. For the year ended December 31, 2000, the custodial fees offset arrangements amounted to $11,666.

Taxes: The Fund has complied with the special provisions of the Internal Revenue Code for regulated investment companies. As such, the Fund is not subject to U.S. federal income taxes to the extent that it distributes all of its taxable income for its fiscal year.

Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Management Fees and Other Transactions With Affiliates

Lincoln Investment Management Company (the "Advisor") and its affiliates manage the Fund's investment portfolio and maintain its accounts and records. For these services, the Advisor receives a management fee at an annual rate of .48% of the first $200 million of the average daily net assets of the Fund, .40% of the next $200 million, and .30% of the average daily net assets of the Fund in excess of $400 million.

Delaware Service Company, Inc. ("Delaware"), an affiliate of the Advisor, provides accounting services and other administration support to the Fund. For these services, the Fund pays Delaware a monthly fee based on average net assets, subject to certain minimums.

If the aggregate annual expenses of the Fund, including the management fee, but excluding taxes, interest, brokerage commissions relating to the purchase or sale of portfolio securities and extraordinary non-recurring expenses, exceed 1.50% of the average daily net assets of the Fund, the Advisor will reimburse the Fund in the amount of such excess. No reimbursement was due for the year ended December 31, 2000.

Certain officers and directors of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The compensation of unaffiliated directors of the Fund is borne by the Fund.

3. Investments

The cost of investments for federal income tax purposes approximates cost for book purposes.

4. Credit and Market Risks

The Fund had investments in securities issued by banks, including foreign banks, foreign branches of domestic banks, and other financial institutions representing 71.2% of net assets at December 31, 2000. The ability of these entities to meet their obligations may be affected by economic conditions related to the industry.

                              Money Market Fund 5

5. Summary of Changes From Capital Share Transactions

                                                Shares Issued Upon                                    Net Increase
                      Capital                   Reinvestment of         Capital Shares                Resulting From Capital
                      Shares Sold               Dividends               Redeemed                      Share Transactions
                      -------------------------------------------------------------------------------------------------------
                      Shares      Amount        Shares     Amounts      Shares        Amount          Shares     Amount
                      -------------------------------------------------------------------------------------------------------
Year ended
 December 31, 2000:   41,631,270  $416,312,696  1,259,270  $12,592,702  (41,048,397)  $(410,483,974)  1,842,143  $18,421,424
Year ended
 December 31, 1999:   36,689,072  $366,890,725    839,558   $8,395,577  (27,767,209)   (277,672,094)  9,761,421  $97,614,208

6. Distributions to Shareholders

The Fund declares and distributes dividends on net investment income daily. Distributions of net realized gains, if any, are declared and distributed annually.

                              Money Market Fund 6

Lincoln National Money Market Fund, Inc.

Report of Ernst & Young LLP, Independent Auditors

To the Shareholders and Board of Directors
Lincoln National Money Market Fund, Inc.


We have audited the accompanying statement of net assets of Lincoln National Money Market Fund, Inc. (the "Fund") as of December 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lincoln National Money Market Fund, Inc. at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.


                                                               /s/ ERNST & YOUNG

Philadelphia, Pennsylvania

February 5, 2001



                              Money Market Fund 7